GUARANTEES (Details) - USD ($) $ in Millions	12 Months Ended
	Oct. 31, 2018	Oct. 31, 2017	Oct. 31, 2018	Oct. 31, 2017
Guarantees [Abstract]
Standard Product Warranty Description	Effective December 1, 2017, Keysight warranties on products sold through direct sales channels are primarily for one year. Warranties for products sold through distribution channels continue to be primarily for three years.
Movement in Standard Product Warranty Accrual [Roll Forward]
Beginning balance	$ 45	$ 44
Accruals for warranties, including change in estimates	36	33
Settlements made during the period	(36)	(32)
Ending balance	45	45
Standard Product Warranty Accrual, Balance Sheet Classification [Abstract]
Accruals for warranties due within one year			$ 25	$ 24
Accruals for warranties due after one year			20	21
Ending balance at October 31	$ 45	$ 44	$ 45	$ 45